Exhibit 3.133

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

VEOLIA ES PECAN ROW LANDFILL, LLC

Domestic Limited Liability Company

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 27th day of December, 2000 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 6th day of November, 2012

Brian P. Kemp

Secretary of State

Certification Number: 9407726-1             Reference:

Verify this certificate online at http://corp.sos.state.ga.us/corp/soskb/verify.asp

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CONTROL NUMBER	:	0056315

EFFECTIVE DATE	:	12/27/2000

JURISDICTION	:	GEORGIA

REFERENCE	:	0093

PRINT DATE	:	12/28/2000

FORM NUMBER	:	356

KING & SPALDING

STACY M. JOHN

191 PEACHTREE ST.

ATLANTA, GA 303031763

CERTIFICATE OF ORGANIZATION

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

ONYX PECAN ROW LANDFILL, LLC

A GEORGIA LI TBD LIABILITY COMPANY

has been duly organized under the laws of the State of Georgia on the effective date stated above by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox

Secretary of State

ARTICLES OF ORGANIZATION

OF

ONYX PECAN ROW LANDFILL, LLC

FIRST. The name of the LLC shall be Onyx Pecan Row Landfill, LLC.

IN WITNESS WHEREOF, the undersigned organizer has executed these Articles of Organization as of the 2nd day of December, 2000.

By:

Karen K. Duke

Organizer

Business Filings        Page 1 of 1

GEORGIA

SECRETARY OF STATE

CATHY COX

Corporate Filing Fee Payment Receipt

Corporate Filer: King & Spalding Law Library

Contact Name: Stacy John

Corporate Name: Onyx Pecan Row Landfill, LLC

ORDER NUMBER: 20001227164223716

Corporate Filing Fees:

Expedite Fee	$100.00
Articles of Organization	$75.00

Total Amount: $175.00

Client Name/Reference Number: 00336.044013

Please print this payment confirmation receipt and attach to the corporation documents that you are filing with the Secretary of State’s office.

https://www.ganet.org/corpfile/index.cgi        12/27/00

OFFICE OF SECRETARY OF STATE

CORPORATIONS DIVISION

315 West Tower, #2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Registered agent, officer, entity status information via the

Internet

http://www.sos.state.ga us/corporations

WARREN RARY Director QUINTILIS B. ROBINSON Deputy Director

TRANSMITTAL INFORMATION

GEORGIA LIMITED LIABILITY COMPANY

DO NOT WRITE IN SHADED AREA SOS USE ONLY

Docket #:		PENDING # P367573	CONTROL # 0056315

DOCKET CODE	DATE FILED	AMOUNT RECEIVED	CHECK/ RECEIPT #

TYPE CODE		EXAMINER	JURISDICTION (COUNTY) CODE

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1.
LLC Name Reservation Number

Onyx Pecan Row Landfill, LLC LLC Name

2.	Mary Fordham c/o King & Spalding			404/572-2716
	Applicant/Attorney			Telephone Number

191 Peachtree Street Address

	Atlanta	GA	30303
	City	State	Zip Code

3.	1101 Hawkins Street Principal Office Mailing Address

	Valdosta	GA	31601
	City	State	Zip Code

4.	CT Corporation Name of Registered Agent in Georgia

1201 Peachtree Street Registered Office Street Address in Georgia

	Atlanta City	Fulton County	GA State	30361 Zip Code

5.	Name and Address of each organizer(Attach additional sheets if necessary)

	Karen K. Duke	125 S. 84th Street, Suite 200 Milwaukee	WI	53214
	Organizer	Address City	State	Zip Code

	Organizer	Address City	State	Zip Code

6.	Mail or deliver to the Secretary of State, at the above address, the following:

1)	This transmittal form

2)	Original and one copy of the Articles of Organization

3)	Filing fee of $75.00 payable to Secretary of State. Filing fees are NON-refundable.

December 27, 2000
Authorized Signature	Date
Member, Manager, Organizer or Attorney-in-fact (Circle one)

Control No. 0056315

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

NAME CHANGE

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

ONYX PECAN ROW LANDFILL, LLC

a Domestic Limited Liability Company

has filed articles/certificate of amendment in the Office of the Secretary of State changing its name to

VEOLIA ES PECAN ROW LANDFILL, LLC

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on July 1, 2006

Cathy Cox

Secretary of State

ARTICLES OF AMENDMENT TO

ARTICLES OF ORGANIZATION

Pursuant to the provisions of Sec. 14-11-210 of the Georgia Limited Liability Company Act, the undersigned limited liability company hereby submits the following Articles of Amendment:

1. The name of the limited liability company is: Onyx Pecan Row Landfill, LLC

2. Its Articles of Organization were filed on: December 27, 2000.

3. The amendment to the Articles of Organization is as follows:

FIRST: The name of the LLC shall be Veolia ES Pecan Row Landfill, LLC

4. The effective date and time of the amendment is to be: July 1, 2006.

Dated: June 7, 2006

ONYX PECAN ROW LANDFILL, LLC

By:

Henry P. Karius, Assistant Treasurer

Control No. 0056315

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

NAME CHANGE

I, Brian P. Kemp, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

VEOLIA ES PECAN ROW LANDFILL, LLC

a Domestic Limited Liability Company

has filed articles/certificate of amendment in the Office of the Secretary of State on 12/03/2012 changing its name to

ADVANCED DISPOSAL SERVICES PECAN ROW LANDFILL, LLC

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on December 3, 2012

Brian P. Kemp

Secretary of State

Office Of The Secretary Of State

Corporations Division

Articles Of Amendment

To Articles of Organization

Article One

The Name Of The Limited Liability Company is:

Veolia ES Pecan Row Landfill, LLC

Article Two

The Date The Articles Of Organization Were Filed Was:

December 27, 2000

Article Three

The Limited Liability Company Hereby Adopts The Following Amendment To Change The Name Of The Organization. The New Name Of The Organization Is:

Advanced Disposal Services Pecan Row Landfill, LLC

IN WITNESS WHEREOF, the undersigned has executed these Articles Of Amendment

On November 29, 2012

(Date)

        , Assistant Secretary

(Signature And Capacity in which signing)

Form CD 110